SCHEDULE 14A
               Information Required in Proxy Statement
                           (Rule 14a-101)
                      SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934
                         (Amendment No.   )


Filed by the Registrant                             /X/
Filed by a Party other than the Registrant          / /

Check the appropriate box:
/  /   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ X /  Definitive Proxy Statement
/  /   Definitive Additional Materials
/ /    Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                OPPENHEIMER MULTIPLE STRATEGIES FUND
-------------------------------------------------------------------------------
          (Name of Registrant as Specified in its Charter)

                       KATHERINE P. FELD, ESQ.
-------------------------------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) or Schedule 14A.
/  /   $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
/  /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
-------------------------------------------------------------------------------
(1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
(5) Total fee paid:
-------------------------------------------------------------------------------
/ X / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:  $125
-------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:  Schedule 14A
-------------------------------------------------------------------------------
(3)   Filing Party:  Katherine P. Feld, Esq.
-------------------------------------------------------------------------------
(4)   Date Filed:  July 14, 1998

Bridget A. Macaskill                      [logo]
President and                             OppenheimerFunds
Chief Executive Officer
                                          OppenheimerFunds, Inc.
                                          Two World  Trade  Center, 34th Floor
                                          New York, NY  10048-0203
                                          800 525-2750
                                          www.oppenheimerfunds.com

                                  July 29, 1998

Dear Multiple Strategies Fund Shareholder,

      We have scheduled a shareholder meeting on September 24, 1998 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

      Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" each Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and to make your vote count.

HOW DO YOU VOTE?

      To vote, simply complete the ballot by marking your choices, sign it, and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- a portion of which is owned by you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

WHAT ARE THE ISSUES?

      After  consideration,   the  Board  of  Trustees,  which  represents  your
interests in the day-to-day management of the Fund, recommends approval of the following items:

      G ELECTION OF TRUSTEES. There are eleven Trustees up for re-election in September. You will find detailed information on the Trustees in the enclosed proxy statement.

      G RATIFICATION OF AUDITORS. Each year, outside auditors are employed to review the Fund's annual financial statements, as explained in the proxy statement.

      G APPROVE A CHANGE IN FUNDAMENTAL policy that would broaden the Fund's ability to invest its assets in other investment companies.

      Please read the enclosed proxy statement for complete details on these proposals. Of course if you have any questions, please contact your financial advisor or call us at 1-800-525- 7048.

      As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.


                                   Sincerely,

                                    /s/ Bridget A. Macaskill



Enclosure


proxy\240ltr.998

OPPENHEIMER MULTIPLE STRATEGIES   Proxy for Shareholders Meeting To
FUND - CLASS A SHARES             Be Held September 24, 1998

YOUR SHAREHOLDER                  YOUR  PROMPT  RESPONSE  CAN  SAVE YOUR
VOTE IS IMPORTANT!                FUND  THE   EXPENSE   OF  ANOTHER MAILING.
                                  Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

            PLEASE DETACH AT PERFORATION BEFORE MAILING.

OPPENHEIMER MULTIPLE STRATEGIES          Proxy For Shareholders Meeting To
FUND - CLASS A SHARES                    Be Held September 24, 1998

THE  UNDERSIGNED  SHAREHOLDER  OF        PROXY  SOLICITED ON BEHALF OF THE
OPPENHEIMER MULTIPLE  STRATEGIES FUND    BOARD OF TRUSTEES,  which
(the  "Fund"),  does hereby appoint      recommends a vote FOR the election
Robert Bishop,  Ronald Feiman and        of all nominees for Trustee and FOR
Scott  Farrar,  and  each  of  them,     each  proposal  on the  reverse  side.
as attorneys-in fact and proxies         THE SHARES  REPRESENTED HEREBY
of the undersigned, with full            WILL BE VOTED AS  INDICATED  ON THE
power of  substitution,  to attend       REVERSE SIDE OR FOR IF NO CHOICE
the Meeting of Shareholders of           IS INDICATED.
the Fund to be held  September  24,
1998,  at 6803 SOUTH TUCSON WAY,
ENGLEWOOD, COLORADO 80112 at 10:00
A.M., Denver time, and at all
adjournments  thereof, and to vote
the shares  held in the name of the
undersigned  on the record date for
said meeting for the election of
Trustees and on the proposals
specified on the reverse side.
Said  attorneys-in-fact shall vote
in accordance with their best
judgment as to any other matter.

                                                                            OVER
                                                                             240

OPPENHEIMER MULTIPLE STRATEGIES  Proxy for Shareholders Meeting to be held
FUND - CLASS A SHARES         September 24, 1998

YOUR SHAREHOLDER              YOUR  PROMPT  RESPONSE  CAN SAVE YOUR FUND MONEY.
VOTE IS IMPORTANT!            Please  vote,   sign  and  mail  your
                              proxy   ballot   (this   card)  in  the   enclosed
                              postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

            PLEASE DETACH AT PERFORATION BEFORE MAILING.

1. ELECTION      A) R. Galli       G) E. Regan      1. /  / FOR ALL NOMINEES
   OF TRUSTEES   B) L. Levy        H) R. Reynolds   LISTED except as marked
                 C) B. Lipstein    I) D. Spiro      to the contrary at left.
                 D) B. Macaskill   J) P. Trigere    INSTRUCTION: To withhold
                 E) E. Moynihan    K) C. Yeutter    authority to vote for
                 F) K. Randall                      any individual nominees,
                                                    line out that nominee's
                                                    name at left.
                                                    /  /  Withhold authority to
                                                    vote for all nominees
                                                    listed at left.

2. RATIFICATION of selection                   2. / /For  / /Against  //Abstain
   of KPMG Peat Marwick LLP as
   independent auditors
   (Proposal No. 1)
3. APPROVE change to                          3. / /For  / /Against  / /Abstain
   fundamental investment policy
   Proposal No. 2)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                     Dated:                         , 1998
                     -------------------------------------
                     (Month)        (Day)

                     Signature(s)
                     -------------------------------------
                     Signature(s)
                     -------------------------------------
                                                       OVER

                      Please read both sides of this ballot.    240


proxy\240bal.a

OPPENHEIMER MULTIPLE STRATEGIES   Proxy for Shareholders Meeting To
FUND - CLASS B SHARES             Be Held September 24, 1998

YOUR SHAREHOLDER                  YOUR  PROMPT  RESPONSE  CAN  SAVE YOUR
VOTE IS IMPORTANT!                FUND  THE   EXPENSE   OF  ANOTHER MAILING.
                                  Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

            PLEASE DETACH AT PERFORATION BEFORE MAILING.

OPPENHEIMER MULTIPLE STRATEGIES          Proxy For Shareholders Meeting To
FUND - CLASS B SHARES                    Be Held September 24, 1998

THE  UNDERSIGNED  SHAREHOLDER  OF        PROXY  SOLICITED ON BEHALF OF THE
OPPENHEIMER MULTIPLE  STRATEGIES FUND    BOARD OF TRUSTEES,  which
(the  "Fund"),  does hereby appoint      recommends a vote FOR the election
Robert Bishop,  Ronald Feiman and        of all nominees for Trustee and FOR
Scott  Farrar,  and  each  of  them,     each  proposal  on the  reverse  side.
as attorneys-in fact and proxies         THE SHARES  REPRESENTED HEREBY
of the undersigned, with full            WILL BE VOTED AS  INDICATED  ON THE
power of  substitution,  to attend       REVERSE SIDE OR FOR IF NO CHOICE
the Meeting of Shareholders of           IS INDICATED.
the Fund to be held  September  24,
1998,  at 6803 SOUTH TUCSON WAY,
ENGLEWOOD, COLORADO 80112 at 10:00
A.M., Denver time, and at all
adjournments  thereof, and to vote
the shares  held in the name of the
undersigned  on the record date for
said meeting for the election of
Trustees and on the proposals
specified on the reverse side.
Said  attorneys-in-fact shall vote
in accordance with their best
judgment as to any other matter.

                                                                            OVER
                                                                             240

OPPENHEIMER MULTIPLE STRATEGIES   Proxy for Shareholders Meeting to be held
FUND - CLASS B SHARES         September 24, 1998

YOUR SHAREHOLDER              YOUR  PROMPT  RESPONSE  CAN SAVE YOUR FUND MONEY.
VOTE IS IMPORTANT!            Please  vote,   sign  and  mail  your
                              proxy   ballot   (this   card)  in  the   enclosed
                              postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

            PLEASE DETACH AT PERFORATION BEFORE MAILING.

1. ELECTION      A) R. Galli       G) E. Regan      1. /  / FOR ALL NOMINEES
   OF TRUSTEES   B) L. Levy        H) R. Reynolds   LISTED except as marked
                 C) B. Lipstein    I) D. Spiro      to the contrary at left.
                 D) B. Macaskill   J) P. Trigere    INSTRUCTION: To withhold
                 E) E. Moynihan    K) C. Yeutter    authority to vote for
                 F) K. Randall                      any individual nominees,
                                                    line out that nominee's
                                                    name at left.
                                                    /  /  Withhold authority to
                                                    vote for all nominees
                                                    listed at left.

2. RATIFICATION of selection                   2. / /For / /Against / /Abstain
   of KPMG Peat Marwick LLP as
   independent auditors
   (Proposal No. 1)
3. APPROVE change to                           3. / /For  / /Against  / /Abstain
   fundamental investment policy
   Proposal No. 2)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                     Dated:                         , 1998
                     -------------------------------------
                     (Month)        (Day)

                     Signature(s)
                     -------------------------------------
                     Signature(s)
                     -------------------------------------
                                                       OVER

                      Please read both sides of this ballot.    240


proxy\240bal.b

OPPENHEIMER MULTIPLE STRATEGIES   Proxy for Shareholders Meeting To
FUND - CLASS C SHARES             Be Held September 24, 1998

YOUR SHAREHOLDER                  YOUR  PROMPT  RESPONSE  CAN  SAVE YOUR
VOTE IS IMPORTANT!                FUND  THE   EXPENSE   OF  ANOTHER MAILING.
                                  Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

            PLEASE DETACH AT PERFORATION BEFORE MAILING.

OPPENHEIMER MULTIPLE STRATEGIES          Proxy For Shareholders Meeting To
FUND - CLASS C SHARES                    Be Held September 24, 1998

THE  UNDERSIGNED  SHAREHOLDER  OF        PROXY  SOLICITED ON BEHALF OF THE
OPPENHEIMER MULTIPLE  STRATEGIES FUND    BOARD OF TRUSTEES,  which
(the  "Fund"),  does hereby appoint      recommends a vote FOR the election
Robert Bishop,  Ronald Feiman and        of all nominees for Trustee and FOR
Scott  Farrar,  and  each  of  them,     each  proposal  on the  reverse  side.
as attorneys-in fact and proxies         THE SHARES  REPRESENTED HEREBY
of the undersigned, with full            WILL BE VOTED AS  INDICATED  ON THE
power of  substitution,  to attend       REVERSE SIDE OR FOR IF NO CHOICE
the Meeting of Shareholders of           IS INDICATED.
the Fund to be held  September  24,
1998,  at 6803 SOUTH TUCSON WAY,
ENGLEWOOD, COLORADO 80112 at 10:00
A.M., Denver time, and at all
adjournments  thereof, and to vote
the shares  held in the name of the
undersigned  on the record date for
said meeting for the election of
Trustees and on the proposals
specified on the reverse side.
Said  attorneys-in-fact shall vote
in accordance with their best
judgment as to any other matter.

                                                                            OVER
                                                                             240

OPPENHEIMER MULTIPLE STRATEGIES  Proxy for Shareholders Meeting to be held
FUND - CLASS C SHARES         September 24, 1998

YOUR SHAREHOLDER              YOUR  PROMPT  RESPONSE  CAN SAVE YOUR FUND MONEY.
VOTE IS IMPORTANT!            Please  vote,   sign  and  mail  your
                              proxy   ballot  (this  card)  in  the
                              enclosed     postage-paid    envelope
                              today,  no matter how many shares you
                              own.   A   majority   of  the  Fund's
                              shares must be  represented in person
                              or by proxy.  Please  vote your proxy
                              so your Fund can  avoid  the  expense
                              of another mailing.

            PLEASE DETACH AT PERFORATION BEFORE MAILING.

1. ELECTION      A) R. Galli       G) E. Regan      1. /  / FOR ALL NOMINEES
   OF TRUSTEES   B) L. Levy        H) R. Reynolds   LISTED except as marked
                 C) B. Lipstein    I) D. Spiro      to the contrary at left.
                 D) B. Macaskill   J) P. Trigere    INSTRUCTION: To withhold
                 E) E. Moynihan    K) C. Yeutter    authority to vote for
                 F) K. Randall                      any individual nominees,
                                                    line out that nominee's
                                                    name at left.
                                                    /  /  Withhold authority to
                                                    vote for all nominees
                                                    listed at left.

2. RATIFICATION of selection                   2. / /For / /Against / /Abstain
   of KPMG Peat Marwick LLP as
   independent auditors
   (Proposal No. 1)
3. APPROVE change to                           3. / /For  / /Against  / /Abstain
   fundamental investment policy
   Proposal No. 2)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                     Dated:                         , 1998
                     -------------------------------------
                     (Month)        (Day)

                     Signature(s)
                     -------------------------------------
                     Signature(s)
                     -------------------------------------
                                                       OVER

                      Please read both sides of this ballot.            240


proxy\240bal.b

                OPPENHEIMER MULTIPLE STRATEGIES FUND

        TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048-0203

            NOTICE OF MEETING OF SHAREHOLDERS TO BE HELD

                         SEPTEMBER 24, 1998

TO THE  SHAREHOLDERS OF OPPENHEIMER MULTIPLE STRATEGIES FUND:

Notice is hereby given that a Meeting of the Shareholders of Oppenheimer Multiple Strategies Fund (the "Fund") will be held at 6803 SOUTH TUCSON WAY, ENGLEWOOD, COLORADO, 80112, at 10:00 A.M., Denver time, on September 24, 1998, or any adjournments thereof, for the following purposes:

To be voted on by holders of:

CLASS A CLASS B CLASS C
SHARES  SHARES  SHARES

  X        X       X    (a) To elect  eleven  Trustees to hold office  until
                        the next meeting of shareholders called for the purpose of electing Trustees and until their successors are elected and shall qualify;

  X        X       X    (b) To ratify the selection of KPMG Peat Marwick LLP
                        as the independent certified public accountants and auditors of the Fund for the fiscal year beginning
                        October 1, 1997 (Proposal No. 1);

  X        X       X   (c) To  approve  changes  to a  fundamental
                        investment policy (Proposal No. 2); and

  X        X       X    d) To transact such other  business as may properly
                        come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on July 16, 1998, are entitled to vote at the meeting. The election of Trustees and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Andrew J. Donohue, Secretary
July 29, 1998
----------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE ASKED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY AND TO DATE, SIGN AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. TO AVOID UNNECESSARY DUPLICATE MAILINGS, WE ASK YOUR COOPERATION IN PROMPTLY MAILING YOUR PROXY NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                OPPENHEIMER MULTIPLE STRATEGIES FUND
        TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048-0203

                           PROXY STATEMENT

                       MEETING OF SHAREHOLDERS
                    TO BE HELD SEPTEMBER 24, 1998

This statement is furnished to the shareholders of Oppenheimer Multiple Strategies Fund (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 6803 SOUTH TUCSON WAY, ENGLEWOOD, COLORADO, 80112, at 10:00 A.M., Denver time, on September 24, 1998, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about July 29, 1998. FOR A FREE COPY OF THE FUND'S MOST RECENT ANNUAL REPORT (AUDITED) OR SEMI-ANNUAL REPORT (UNAUDITED) AT SEPTEMBER 30, 1997 AND MARCH 31, 1998, RESPECTIVELY, CALL OPPENHEIMERFUNDS SERVICES, THE FUND'S TRANSFER AGENT, AT 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons names as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York, 10048-0203;
(2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

SHARES OUTSTANDING AND ENTITLED TO VOTE. As of July 16, 1998, the record date, there were 55,034,392.382 shares of the Fund issued and outstanding, consisting of 46,077,967.077 Class A shares, 5,311,626.505 Class B shares and 3,644,798.800
Class C shares. Each Class A, Class B and Class C share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of July 16, 1998, no entity owned of record, or was known by management of the Fund to be the beneficial owner of, 5% or more of the outstanding shares of any class of the Fund's shares.

                        ELECTION OF TRUSTEES

At the Meeting, eleven Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a shareholder meeting is called for the purpose of voting for Trustees and until their successors are elected and shall qualify.

Each of the nominees is presently a Trustee and has agreed to be nominated and, if elected, to continue to serve as a Trustee of the Fund. Each of the Trustees is also a Trustee or Director of Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Growth Fund,
Oppenheimer Capital Appreciation Fund, Oppenheimer Municipal Bond Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Money Market Fund, Inc., Oppenheimer U.S. Government Trust, Oppenheimer New York Municipal Fund,
Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Enterprise Fund, Oppenheimer World Bond Fund, Oppenheimer Developing Markets Fund and Oppenheimer Multi-Sector Income Trust (together with the Fund, the "New York-based Oppenheimer funds") except that Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. Ms. Macaskill is President, Mr. Levy is Chairman and Mr. Spiro is Vice Chairman of the Fund and each of the other New York-based Oppenheimer funds.

Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager") or its affiliates, or other positions described. The year given below indicates when the nominee first became a Trustee or Director of any of the New York-based Oppenheimer funds without a break in service. The beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position. As of July 16, 1998, the Trustees and officers of the Fund as a group owned 1,140.183 Class A shares of the Fund in the aggregate, which is less than 1% of the outstanding shares of that class. None of the Trustees or officers owned any Class B or Class C shares of the Fund.

                                                               SHARES
                                                               BENEFICIALLY
NAME AND            BUSINESS EXPERIENCE                        OWNED AS OF
OTHER INFORMATION   DURING THE PAST FIVE YEARS                 JULY 16, 1998

LEON LEVY           General Partner of Odyssey Partners, L.P.  -0-
   first became a   (investment partnership); Chairman of
   Trustee in 1959  Avatar Holdings, Inc. (real estate
   Age: 72          development).

ROBERT G. GALLI     Formerly he held the following positions:  -0-
   first became a   Vice Chairman of the Manager, Vice
   Trustee in 1993  President and General Counsel of Oppenheimer
   Age: 64          Acquisition Corp. ("OAC"), the Manager's
                    parent holding company, Executive Vice
                    President and General Counsel and a director of the Manager and OppenheimerFunds
                    Distributor, Inc. (the "Distributor"),Vice
                    President and a director of HarbourView
                    Asset Management Corporation
                    ("HarbourView") and Centennial Asset
                    Management Corporation ("Centennial"),
                    investment adviser subsidiaries of the
                    Manager, a director of Shareholder
                    Financial Services, Inc. ("SFSI") and
                    Shareholder Services, Inc. ("SSI"),
                    transfer agent subsidiaries of the Manager, and an officer of other Oppenheimer funds.

BENJAMIN LIPSTEIN   Professor Emeritus of Marketing, Stern     -0-
   first became a   Graduate School of Business Administration,
   Trustee in 1974  New York University.
   Age: 75

BRIDGET A. MACASKILL*#   President and CEO and a director of the      -0-
   first became a   Manager; Chairman and a director of  SSI
   Trustee in 1995  and SFSI; President and a director of OAC,
   Age: 49          HarbourView and Oppenheimer Partnership
                    Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer
                    Real Asset  Management,  Inc. an
                    investment  adviser  subsidiary  of  the
                    Manager; formerly Executive Vice President of the Manager.

ELIZABETH B. MOYNIHAN    Author and architectural historian; a        -0-
   first became a   trustee of the Freer Gallery of Art
   Trustee in 1992  (Smithsonian Institution), the Institute
   Age: 68          of Fine Arts (New York University), and
                    National Building Museum; a member
                      of the Trustees Council, Preservation
                    League of New York State; a member
                    of the Indo-U.S. Sub-Commission on
                    Education and Culture.

KENNETH A. RANDALL  A director of Dominion Resources, Inc.        641.314
   first became a   (electric utility holding company),
   Trustee in 1980  Dominion Energy, Inc. (electric power and
   Age: 71          oil & gas producer), Texas Cogeneration
                    Company (cogeneration company) and
                    Prime Retail, Inc. (real estate investment
                      trust); formerly President and Chief
                   Executive Officer of The Conference Board,

                    Inc. (international economic and business
                     research), and a director of Lumbermans
                    Mutual Casualty Company, American
                    Motorists Insurance Company and American
                     Manufacturers Mutual Insurance Company.

EDWARD V. REGAN     Chairman of Municipal Assistance  498.869
   first became a   Corporation for the City of New York;
   Trustee in 1993  Senior Fellow of Jerome Levy Economics
   Age: 66          Institute, Bard College; a member of the U.S.
                    Competitiveness Policy Council; a director of GranCare, Inc. (health care provider);
                     formerly New York State Comptroller and
                    Trustee, New York State and Local
                    Retirement Fund.

RUSSELL S. REYNOLDS, JR.   Founder and Chairman of Russell Reynolds    -0-
   first became a   Associates, Inc. (executive recruiting);
   Trustee in 1989  Chairman of Directorship, Inc. (corporate
   Age: 66          governance consulting); a director of
                    Professional  Staff  Limited  (U.K.);
                    a trustee of Mystic Seaport Museum,
                    International House and Greenwich Historical
                    Society.

DONALD W. SPIRO*    Chairman Emeritus and a director of the         -0-
   first became a   Manager; formerly Chairman of the Manager
   Trustee in 1985  and the Distributor.
   Age: 72

PAULINE TRIGERE     Chairman and Chief Executive Officer of         -0-
   first became a   Trigere, Inc. (design and sale of women's
   Trustee in 1977  fashions).
   Age: 85

CLAYTON K. YEUTTER  Of Counsel, Hogan & Hartson (a law firm);       -0-
   first became a   a director of B.A.T. Industries, Ltd. (tobacco

   Trustee in 1993  and financial services), Caterpillar, Inc.
   Age: 67 (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp.
                    (chemicals and machinery) and Texas
                    Instruments, Inc. (electronics); formerly
                    Counsellor to the President (Bush) for
                    Domestic Policy, Chairman of the Republican
                    National Committee, Secretary  of the U.S.
                    Department of Agriculture, and U.S. Trade
                    Representative.

--------
*A nominee who is an "interested person" of the Fund and the Manager under the Investment Company Act.
#Not a Director of Oppenheimer Money Market Fund, Inc.
*A nominee who is an "interested person" of the Fund and the Manager under the Investment Company Act.


VOTE REQUIRED. The affirmative vote of a majority of the votes cast by shareholders of the Fund without regard to class is required for the election of a nominee as Trustee. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE.

FUNCTIONS OF THE BOARD OF TRUSTEES. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Manager, which is responsible for its day-to-day operations. Six regular meetings of the Trustees were held during the fiscal period ended September 30, 1997. Each of the Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served. The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Lipstein and Regan, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Manager or the Fund. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Committee met three times during the fiscal period ended September 30, 1997. The Board of Trustees does not have a standing nominating or compensation committee.

O REMUNERATION OF TRUSTEES. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Mr. Spiro) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund during its fiscal period ended September 30, 1997 (other than Mr. Galli, who received no compensation from the Fund during that period), and from all of the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee or Director during the calendar year ended December 31, 1997. Compensation is paid for services in the positions below their names:

                                          Retirement       Total
                                          Benefits         Compensation
                           Aggregate      Accrued          From All
Name and                   Compensation   as Part of       New York-based
POSITION                   FROM FUND 1    FUND EXPENSES 1  OPPENHEIMER FUNDS 2

Leon Levy                  $831             ($5,843)       $158,500
  Chairman and Trustee

Benjamin Lipstein          $718             ($5,051)       $137,000
  Study  Committee
  Chairman and Trustee

Elizabeth B. Moynihan      $506             ($3,557)       $96,500
  Study  Committee
  Member and Trustee

Kenneth A. Randall         $464             ($3,263)       $88,500
  Audit   Committee
  Chairman and Trustee

Edward V. Regan            $459             ($3,226)       $87,500
  Proxy Committee
  Chairman, Audit
  Committee Member
  and Trustee

Russell S. Reynolds Jr.    $343          ($2,415)       $65,500
  Proxy Committee
  Member and Trustee

Pauline Trigere            $307             ($2,157)       $58,500
  Trustee

Clayton K. Yeutter         $343             ($2,415)       $55,500
  Proxy Committee
  Member and
  Trustee
----------------------
1For the Fund's fiscal year ended September 30, 1997. 2For the 1997 calendar year.

The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

OFFICERS OF THE FUND. Each officer of the Fund is elected by the Trustees to serve an indefinite term. Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years.

RICHARD H. RUBINSTEIN, VICE PRESIDENT AND PORTFOLIO MANAGER; Age: 49 Senior Vice President of the Manager; an officer of other Oppenheimer funds.

ANDREW J. DONOHUE, SECRETARY; Age: 47
Executive Vice President, General Counsel and a director of the Manager, the Distributor, HarbourView, SSI, SFSI, Oppenheimer Partnership Holdings, Inc. and Oppenheimer Real Asset Management, Inc.; President and a director of Centennial; General Counsel and Secretary of OAC; Vice President and a director of OppenheimerFunds International Ltd. ("OFIL") and Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

GEORGE C. BOWEN, TREASURER; Age: 60
6803 South Tucson Way, Englewood, CO 80112
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor; Vice President and Treasurer of HarbourView; Senior Vice President, Treasurer and a director of Centennial; President, Treasurer and a director of Centennial Capital Corporation; Vice President, Treasurer and Secretary of SSI and SFSI; Assistant Treasurer of OAC; Treasurer of Oppenheimer Partnership Holdings, Inc.; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Treasurer of OFIL and Oppenheimer Millennium Fund plc; a trustee or director and an officer of other Oppenheimer funds; formerly Treasurer of OAC.

ROBERT G. ZACK, ASSISTANT SECRETARY; Age: 49
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; Assistant Secretary of Oppenheimer Millennium Funds plc and OFIL; an officer of other Oppenheimer funds.

ROBERT J. BISHOP, ASSISTANT TREASURER; Age: 39
6803 South Tucson Way, Englewood, CO 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting and a Fund Controller for the Manager.

SCOTT T. FARRAR, ASSISTANT TREASURER; Age: 32
6803 South Tucson Way, Englewood, CO 80112
Vice President of the Manager/Mutual Fund Accounting; Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting and a Fund Controller for the Manager.

          RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                          (PROPOSAL NO. 1)

The  Investment   Company  Act  requires  that   independent   certified  public
accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, at a meeting held August 7, 1997, selected KPMG Peat Marwick LLP ("Peat Marwick") as auditors of the Fund for the fiscal period beginning October 1, 1997. Peat Marwick also serves as auditors for certain other funds for which the Manager acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Peat Marwick as auditors. Representatives of Peat Marwick are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF PEAT MARWICK AS AUDITORS OF THE FUND.

                APPROVAL OF A CHANGE TO A FUNDAMENTAL
                    INVESTMENT POLICY OF THE FUND
                          (PROPOSAL NO. 2)

The Manager proposes that one of the Fund's fundamental investment policies be changed, as described below. An investment policy that has been designated as "fundamental" is one that cannot be changed without the requisite shareholder approval, described below under "Vote Required." If approved, the effective date of this Proposal will be delayed until the Fund's Prospectus or Statement of Additional Information is updated to reflect this change.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Currently, as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end management investment company for which the Manager or one of its subsidiaries or a successor is advisor or sub-advisor, notwithstanding any other fundamental investment policy or limitation; such other investment company must have substantially the same fundamental investment objective, policies and limitations as the Fund. The Manager proposes that this fundamental policy be eliminated.

Until the enactment of the National Securities Markets Improvement Act of 1996 (the "Securities Markets Improvement Act"), the ability of investment companies to invest in other investment companies was significantly limited. Investment companies are commonly referred to as mutual funds. With the passage of the Securities Markets Improvement Act, the ability to invest in other investment companies was greatly expanded and the Securities and Exchange Commission has been granted broad exemptive authority to permit other arrangements. Accordingly, elimination of this fundamental restriction will allow the Fund to purchase securities of other investment companies to the extent permitted by law, regulation and exemptions, subject to the approval by the Board of Trustees.

If this Proposal is approved, the Fund would be permitted, subject to Board approval, to invest all its assets in ONE OR more investment companies advised by the Manager or a subsidiary. Any single such investment company might have different objectives, policies and limitations than the Fund, but investments by the Fund in such other investment companies would be consistent with the Fund's investment objective, policies and limitations. Such an arrangement is sometimes referred to as a "fund of funds" structure. A fund of funds structure might result in duplication of certain fees, which is subject to regulatory limits. Other than the possibility of adopting a fund of funds structure as described above, the Fund currently has no plans to engage in significant purchases of shares of other investment companies. Shareholders will be notified by a supplement to the Fund's prospectus if the Fund adopts a fund of funds structure.

VOTE REQUIRED. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of the Fund is required for approval of this Proposal; the classes do not vote separately. The requirement for such "majority" is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF APPROVING THIS PROPOSAL.

                       ADDITIONAL INFORMATION

THE MANAGER, THE DISTRIBUTOR. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor (the "Distributor") of the Fund's shares.

The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $90 billion as of June 30, 1998, and with more than 4 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 1997, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 827,181 shares of Class B voting stock, and (iii) 1,441,473 shares of Class C non-voting stock. This collectively represented 88.6% of the outstanding common stock and 95.3% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 405,090 shares of the Class B voting stock, representing 8.1% of the outstanding common stock and 3.0% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 607,342 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Bridget A. Macaskill Donald W. Spiro, who serve as Trustees of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period September 1, 1994 to December 31, 1997, the only transactions by persons who serve as Trustees of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options, for cash payments aggregating $1,421,800 and Robert G. Galli, who sold 10,000 shares of Class C OAC common stock to MassMutual for an aggregate of $810,900. Mr. Galli no longer holds any OAC stock or options].

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus and a director; James
C. Swain, Vice Chairman; Jeremy Griffiths, Executive Vice President and Chief Financial Officer; Robert C. Doll, Executive Vice President and a director; Andrew J. Donohue, Executive Vice President, General Counsel and a director; George Batejan, O. Leonard Darling, Craig Dinsell, Barbara Hennigar, James Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; George C. Bowen, Senior Vice President and Treasurer; Charles Albers, Peter M. Antos, Victor Babin, Robert A. Densen, Ronald H. Fielding, Robert B. Grill, Thomas W. Keffer, John S. Kowalik, David Negri, Robert E. Patterson, Russell Read, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the four offices of the Manager: Two World Trade Center, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112; 350 Linden Oaks, Rochester, NY 14625-2807 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

                  RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or
(ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                           OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                               By Order of the Board of Trustees,


                               Andrew J. Donohue, Secretary
                                  July 29, 1998


proxy\240def.98